                    PEOPLES BANCORP OF NORTH CAROLINA, INC.

                          OMNIBUS STOCK OWNERSHIP AND
                           LONG TERM INCENTIVE PLAN

     THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of Peoples Bancorp of North Carolina, Inc. (the "Company"), a North Carolina corporation with its principal office in Newton, Catawba County, North Carolina, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, Units, and/or Book Value Shares may be granted from time to time to Eligible Directors and Eligible Employees of the Company and of any of its Subsidiaries (the "Subsidiaries"), subject to the following provisions:

                                   ARTICLE I
                                  DEFINITIONS

     The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

     Bank.  Peoples Bank, Newton, North Carolina.
     ----

     Board.  The Board of Directors of Peoples Bancorp of North Carolina, Inc.
     -----

     Book Value Share.  The Right of a BVS Recipient (as defined in Section 7.1)
     ----------------
to receive cash compensation when, as and in the amounts described in Article
VII.

     Book Value Share Agreement.  The agreement between the Company and the BVS
     --------------------------
Recipient with respect to Book Value Shares granted to such BVS Recipient, including such terms and provisions as are necessary or appropriate under
Article VII.

     Change In Control Transaction. A transaction in which (i) any "person" (as
     -----------------------------
such term is defined in Section 3(a)(9) and 13(d)(3) of the 1934 Act), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or
(iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     Code.  The Internal Revenue Code of 1986, as amended.
     ----

     Committee.  The Compensation Committee of the Board.
     ---------

     Common Stock.  The Common Stock, no par value, of the Company.
     ------------

     Death.  The date and time of death of an Eligible Director or Eligible
     -----
Employee who has received Rights, as established by the relevant death certificate.

     Disability. The date on which (A) an Eligible Employee who has received
     ----------
Rights becomes totally and permanently disabled as determined (i) by the Company's disability insurance carrier (if the Eligible Employee is covered by a Company-owned disability policy) or by his or her disability insurance carrier (if the Eligible Employee is not covered by a Company-owned disability policy),
(ii) under federal Social Security laws and regulations, or (iii) by a physician acceptable to the Company; and (B) an Eligible Director who has received Rights becomes totally and permanently disabled as determined (i) under federal Social Security laws or (ii) by a physician acceptable to the Company.

     Effective Date.  Pursuant to the action of the Board adopting the Plan, the
     --------------
date as of which this Plan is effective shall be the date it is approved by the Company's shareholders.

     Eligible Directors.  Those individuals who are duly elected directors of
     ------------------
the Company or any of its subsidiaries who are serving in such capacity, who are not members of the Committee and who have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

     Eligible Employees.  Those individuals who meet the following eligibility
     ------------------
requirements:

          (i) Such individual must be a full time employee of the Company or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Company or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (ii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

          (iii) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

     Fair Market Value.  With respect to the Company's Common Stock, the market
     -----------------
price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used: (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (ii) if transactions in the Common Stock were quoted on the Nasdaq National Market on the date in question, then the Fair Market Value will be equal to the last-transaction price quoted by the Nasdaq National Market; (iii) if transactions in the Common Stock were quoted on a system of The Nasdaq Stock Market, Inc., but not the Nasdaq National Market, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by The National Stock Market, Inc. for such date; and (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. The Committee shall maintain a written record of its method of determining Fair Market Value.

     ISO.  An "incentive stock option" as defined in Section 422 of the Code.
     ---

     Non-Qualified Option.  Any Option granted under Article III whether
     --------------------
designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to
Section 422 of the Code and the rules and regulations thereunder.

     Option Agreement.  The agreement between the Company and an Optionee with
     ----------------
respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

     Options.  ISOs and Non-Qualified Options are collectively referred to
     -------
herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

     Plan Pool.  A total of 292,600 shares of authorized, but unissued, Common
     ---------
Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

     Registration.  The registration by the Company under the 1933 Act and
     ------------
applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

     Restricted Stock.  The Stock which a Holder (as defined in Section 4.1(a))
     ----------------
shall be entitled to receive when, as and in the amounts described in Article
IV.

     Restricted Stock Agreement.  The agreement between the Company and a Holder
     --------------------------
with respect to Rights to receive Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

     Rights.  The rights to exercise, purchase or receive the Options,
     ------
Restricted Stock, Units,  SARs and Book Value Shares described herein.

     Rights Agreement.  An Option Agreement, a Restricted Stock Agreement, a
     ----------------
Unit Agreement, a SAR Agreement or a Book Value Share Agreement.

     SAR.  The Right of a SAR Recipient (as defined in Section 6.1(a)) to
     ---
receive cash when, as and in the amounts described in Article VI.

     SAR Agreement.  The agreement between the Company and a SAR Recipient with
     -------------
respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

     SEC.  The Securities and Exchange Commission.
     ---

     Stock.  The shares of Common Stock in the Plan Pool available for issuance
     -----
pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

     Tax Withholding Liability.  All federal and state income taxes, social
     -------------------------
security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

     Transfer.  The sale, assignment, transfer, conveyance, pledge,
     --------
hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

     Units.  The Right of a Unit Recipient (as defined in Section 5.1(a)) to
     -----
receive a combination of cash and Stock when, as and in the amounts described in
Article V.

     Unit Agreement.  The agreement between the Company and Unit Recipient with
     --------------
respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

     1933 Act.  The Securities Act of 1933, as amended.
     --------

     1934 Act.  The Securities Exchange Act of 1934, as amended.
     --------


                                  ARTICLE II
                                    GENERAL

       Section 2.1.  Purpose.  The purposes of this Plan are to encourage and
       -----------   -------
motivate directors and key employees to contribute to the successful performance of the Company and its Subsidiaries and the growth of the market value of the Common Stock; to achieve a unity of purpose among such directors, key employees and the Company's shareholders by providing ownership opportunities, and a unity of interest among such parties in the achievement of the Company's primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Directors and Eligible Employees pursuant to the terms of this Plan.

       Section 2.2.  Administration.
       -----------   --------------

          (a) The Plan shall be administered by the Committee which meets, and shall continue to meet, the standards of Rule 16b-3(d)(1) promulgated by the SEC under the 1934 Act. Subject to the provisions of SEC Rule 16b-3(d)(1), the Committee may designate any officers or employees of the Company or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

          (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the Rights granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan. Only the full Board of Directors has the discretion to determine the Eligible Directors to whom and the time or times at which such Rights shall be granted , the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, and other relevant purchase price or value pertaining to a Right. References to the Committee contained in this Agreement will also mean the Board wherever Rights of Eligible Directors are addressed.

          (c) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

          (d) The intent of the Company is to register the (i) offering of shares of Stock pertaining to or underlying the Rights and the offering of Rights pursuant to this Plan, (ii) this Plan and (iii) the Rights, to the extent required, under the 1933 Act and applicable state securities and "Blue Sky" laws (the "Registration"). In such event, the Company shall make available to Eligible Directors and Eligible Employees receiving Rights, and/or shares of Stock in connection therewith, all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right, and/or shares of Stock in connection therewith, with such information about the Company as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Directors and Eligible Employees and the suitability of particular persons to be Eligible Directors and Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

          (e) In determining the Eligible Directors and Eligible Employees to whom Rights shall be granted and the number of shares of stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Directors and Eligible Employees, their present and potential contributions to the success of the Company and/or the Subsidiaries and such other factors as the Committee shall deem relevant. An Eligible Director or Eligible Employee who has been granted a Right under the Plan may be granted additional Rights under the Plan if the Committee shall so determine.

          If, pursuant to the terms of the Plan, or otherwise in connection with the Plan, it is necessary that the percentage of stock ownership of an Eligible Director or Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

          (f) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

     Section 2.3.  Stock Available For Rights.
     -----------   --------------------------

          (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs, Units and Book Value Shares under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs, Units and Book Value Shares may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under the Plan to any Eligible Director or Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of the Plan as described in Section 8.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

          (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in:
     (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to ratification by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. Except as provided in Section 6.2(g), no such adjustments will be required by reason of (i) the issuance or sale by the Company for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or any subsidiary in connection therewith.

          (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

                                  ARTICLE III
                                    OPTIONS

     Section 3.1.  Grant of Options.
     -----------   ----------------

          (a) The Company may grant Options to Eligible Directors and Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Eligible Director or Eligible Employee optionee (the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

          (b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. The aggregate Fair Market Value (determined as of the time an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to the number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

     Section 3.2.  Exercise Price.   The exercise price of each Option granted
     -----------   --------------
under the Plan (the "Exercise Price") shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant of the Option. In the case of ISOs granted to a shareholder who owns capital stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (a "10% Shareholder"), the Exercise Price of each Option granted under the Plan to such 10% Shareholder shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the Option.

     Section 3.3.  Terms and Conditions of Options.
     -----------   -------------------------------

          (a) All Options must be granted within ten (10) years of the Effective Date.

          (b) The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

          (c) The grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

          (d) At the discretion of the Committee, an Optionee, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

          (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

          (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of an Option, designate that, notwithstanding any otherwise applicable Vesting Period, such Option shall vest immediately prior and subject to the consummation of a Change In Control Transaction(which may cause an Option granted as an ISO to be deemed a Non-Qualified Option).

          (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

          (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock underlying such Option until payment in full of the Exercise Price by such Optionee for the stock being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

          (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or

     (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited, to the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     Section 3.4.  Exercise of Options.
     -----------   -------------------

          (a) An Optionee must at all times be an Eligible Employee from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

          (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of withholding taxes pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, the second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

          (c) As a condition to the issuance of the Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

          (d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of outstanding shares of the Common Stock owned by the Optionee with a Fair Market Value at the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made. Except as provided in
     Section 2.3(b), the Committee may not approve a reduction of such Exercise Price in any such Option, or the cancellation of any such Options and the regranting thereof to the same Optionee at a lower Exercise Price, at a time when the Fair Market Value of the Common Stock is lower than it was when such Option was granted.

     Section 3.5.  Term and Termination of Option.
     -----------   ------------------------------

          (a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

          (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate upon the earlier of: (i) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Optionee ceases to be an Eligible Director or Eligible Employee for any reason other than Death or Disability. Any portions of Options not exercised within the foregoing periods shall terminate.

     Section 3.6. Change in Control Transaction. All or any part of the Options
     -----------   ----------------------------
theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Option that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

     Section 3.7.  Restrictions On Transfer.  An Option granted under Article
     -----------   ------------------------
III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

     Section 3.8.  Stock Certificates.  Certificates representing the Stock
     -----------   ------------------
issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

     Section 3.9.  Amendment and Discontinuance. The Board may at any time
     -----------   ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     Section 3.10.  Compliance with Rule 16b-3.  With respect to persons subject
     ------------   --------------------------
to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                  ARTICLE IV
                            RESTRICTED STOCK GRANTS

     Section 4.1.  Grants of Restricted Stock.
     -----------   --------------------------

          (a) The Company may grant Restricted Stock to Eligible Directors and Eligible Employees as provided in this Article IV. Shares of Restricted Stock will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Agreement by the Eligible

     Director or Eligible Employee to whom such Restricted Stock is to be issued (the "Holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been granted merely upon authorization by the Committee. The aggregate number of shares of Restricted Stock potentially acquirable under all Rights to acquire Restricted Stock shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

          (b) Each grant of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Agreement will specify the purchase price per share (the "Purchase Price"), if any, with respect to the Restricted Stock to be issued to the Holder thereunder. The purchase price will be fixed by the Committee in its discretion. The Purchase Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

          (c) Without limiting the foregoing, each Restricted Stock Agreement shall include the following terms and conditions:

          (i) Nothing contained in this Article IV, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any Holder any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

          (ii) Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which each Restricted Stock or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Restricted Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of a Restricted Stock, designate that, notwithstanding any otherwise applicable Vesting Period, such Restricted Stock shall vest immediately prior and subject to the consummation of a Change In Control Transaction.

     Section 4.2.  Restrictions on Transfer of Restricted Stock.
     -----------   --------------------------------------------

          (a) Rights to acquire Restricted Stock may not be Transferred, and shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee set forth in
     Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

          (b) Any Transfer of Rights to acquire Restricted Stock and any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), or exercise any other legal or equitable remedy.

          (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock, and of the applicable Restricted Stock Agreement, as if the transferee were the original Holder of such Restricted Stock.

          (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder's spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     Section 4.3.  Termination.
     -----------   -----------

          (a) The Committee shall determine, and each Restricted Stock Agreement shall state, the expiration date or dates of each grant of Restricted Stock, but such expiration date shall not be later than ten (10) years after the date such grant of Restricted Stock is granted (the "Restricted Stock Period"). The Committee, in its discretion, may extend the expiration date or dates of a Restricted Stock Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 4.3(a).

          (b) To the extent not previously exercised, each grant of Restricted Stock will terminate upon the expiration of the Restricted Stock Period specified in the Restricted Stock Agreement; provided, however, that each such grant of Restricted Stock will terminate upon the earlier of: (i) twelve (12) months after the date that the Holder ceases to be an Eligible Director or Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Holder ceases to be an Eligible Employee for any reason other than death or disability. Any portions of the grant of Restricted Stock to a Holder not exercised within the foregoing periods shall terminate.

     Section 4.4.  Change in Control Transaction.  All or any part of the grants
     -----------   -----------------------------
of Restricted Stock theretofore made under the Plan shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any grant of Restricted Stock that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all grants of restricted stock theretofore made, or the substitution for such grants of Restricted Stock of grants of restricted stock to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the grants of Restricted Stock theretofore made shall continue in the manner and under the terms so provided.

       Section 4.5. Compliance with Law.  Notwithstanding any other provision of
       -----------  -------------------
this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Director or Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

       Section 4.6. Stock Certificates. Certificates representing the Restricted
       -----------  ------------------
Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Agreement and in the legends referred to in this Section 4.6, have been complied with.

       Section 4.7. Market Standoff.  To the extent requested by the Company and
       -----------  ---------------
any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC in connection with such offering.

       Section 4.8. Amendment and Discontinuance. The Board may at any time
       -----------  ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the Holder of a Restricted Share previously granted, make any alteration which would deprive the Holder of his rights with respect thereto.

       Section 4.9. Compliance with Rule 16b-3.  With respect to persons subject
       -----------  --------------------------
to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                   ARTICLE V
                    LONG-TERM INCENTIVE COMPENSATION UNITS

       Section 5.1. Awards of Units.
       -----------  ---------------

          (a) The Committee may grant awards of Units to Eligible Directors and Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Unit Agreement by the Eligible Director or Eligible Employee to whom Units are to be granted (a "Unit Recipient") and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in such amounts and to such Unit Recipients as the Committee may determine in its sole discretion subject to the limitation in Section 5.2 below.

          (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

          (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years ("Performance "Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee for each year's awards.

          (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

          (e) Distributions of Units awarded will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed.

          No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee.

          (f) The percentage of Units awarded and which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

          (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash. The Committee, in its sole discretion, will determine how much of the Retained Unit will be distributed in cash and how much will be distributed in shares of stock. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be cancelled.

          (h) Notwithstanding any other provision in this Article V, the Committee, if it determines in its sole discretion that it is necessary or advisable under the circumstances, may adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher employee grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

     Section 5.2. Limitations.  The aggregate number of shares of Stock
     -----------  -----------
potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

     Section 5.3. Terms and Conditions.
     -----------  --------------------

          (a) All awards of Units must be made within ten (10) years of the Effective Date.

          (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

          (c) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

          (d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

     Section 5.4. Special Distribution Rules.
     -----------  --------------------------

          (a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Director or Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

          (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, whether before or after any event set forth in Section 5.4(b) below, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be cancelled.

          (c) In case of the termination of the Unit Recipient's status as an Eligible Director or Eligible Employee prior to the end of any Performance Period for any reason other than Death or Disability, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and cancelled.

          (d) Upon a Unit Recipient's promotion to a higher employee grade classification, the Committee may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher employee grade classification for the current Performance Period.

          Notwithstanding any other provision of the Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower employee grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be cancelled.

     Section 5.5. Dividend Equivalent Units.  On each record date for dividends
     -----------  -------------------------
on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit Recipient's account for each Unit which has been awarded to the Unit Recipient and not distributed or cancelled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

     Section 5.6. Adjustments.
     -----------  -----------

          (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under
     Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

          (b)  All or any part of the Units theretofore awarded under this
     Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Units that have not been distributed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such Units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

     Section 5.7. Other Conditions.
     -----------  ----------------

          (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV. Units under this Article V may not be Transferred.

          (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value on the Distribution Date (as defined in Section 5.7(d) below) of which is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such

     Tax Withholding Liability or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

          (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or Nasdaq National Market requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

          (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. The "Distribution Date" shall be the first business day of April in the year of distribution, except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee determines the distribution.

          (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

               (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Company;

               (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in
          Section 2.3(b).

               (iii) Estimated consolidated net income of the Company for the twelve-month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

               (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Company is bound.

          (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this
     Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, (ii) Units eligible for distribution under this Article V.

     Section 5.8. Designation of Beneficiaries. A Unit Recipient may designate a
     -----------  ----------------------------
beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Company prior to the Unit Recipient's Death. In case of the Unit Recipient's Death, the amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

     Section 5.9.  Restrictions On Transfer.  Units granted under Article V may
     -----------   ------------------------
not be Transferred except as provided in Section 5.8, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

     Section 5.10. Amendment and Discontinuance. The Board may at any time
     ------------  ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the Unit Recipient, make any alteration which would deprive the Unit Recipient of his rights with respect thereto.

     Section 5.11. Compliance with Rule 16b-3.  With respect to persons subject
     ------------  --------------------------
to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                  ARTICLE VI
                           STOCK APPRECIATION RIGHTS

     Section 6.1.  Grants of SARs.
     -----------   --------------

          (a) The Company may grant SARs to Eligible Directors and Eligible Employees under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a SAR Agreement by the Eligible Director or Eligible Employee to whom the SARs are to be granted (the "SAR Recipient") and a duly authorized officer of the Company. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

          (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Company and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

     Section 6.2.  Terms and Conditions of SARs.
     -----------   ----------------------------

          (a) All SARs must be granted within ten (10) years of the Effective Date.

          (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR (the "SAR Issuance Date").

          (c) In its discretion and subject to the provisions of Section 6.2(b) (as to the establishment of the Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate.

          (d) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

          (e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period") with respect to the total Cash Payment (as defined in Section 6.4(b)) receivable thereunder. Such SAR Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

          (f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

          (g) A SAR Recipient shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by such SAR. However, adjustment shall be made to each SAR granted for dividends (ordinary or extraordinary, whether in cash, securities or other property), and upon the sale by the Company for cash of additional shares of its Common Stock.

     Section 6.3. Restrictions on Transfer of SARs.  Each SAR granted under this
     -----------  --------------------------------
Article VI may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

     Section 6.4. Exercise of SARs.
     -----------  ----------------

          (a) A SAR Recipient, or his or her executors or administrators, or heirs or legatees, shall exercise a SAR of the SAR Recipient by giving written notice of such exercise to the Company. SARs may be exercised only upon the completion of the SAR Vesting Period applicable to such SAR.

          (b) Within ten (10) days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable, under Section 6.2(f) as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, reduced by the Tax Withholding Liability arising from such exercise.

     Section 6.5. Termination of SARs.
     -----------  -------------------

          (a) The Committee shall determine in its sole discretion, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall not be later than ten (10) years after the date such SAR is granted (the "SAR Period"). The Committee, in its discretion, may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

          (b) To the extent not previously exercised, each SAR will terminate upon the expiration of the SAR Period specified in the SAR Agreement; provided, however, that each such SAR will terminate upon the earlier of:
     (i) twelve (12) months after the date that the SAR Recipient ceases to be an Eligible Director or Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the SAR Recipient ceases to be an Eligible Director or Eligible Employee for any reason other than by Death or Disability. Any SARs not exercised within the foregoing periods shall terminate.

     Section 6.6.  Change in Control Transaction.  All or any part of the SARs
     -----------   -----------------------------
theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

     Section 6.7.  Designation of Beneficiaries.  A SAR Recipient may designate
     -----------   ----------------------------
a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Company prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this
Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

     Section 6.8.  Amendment and Discontinuance. The Board may at any time
     -----------   ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the SAR Recipient, make any alteration which would deprive the SAR Recipient of his rights with respect thereto.

     Section 6.9.  Compliance With Rule 16b-3.  With respect to persons subject
     -----------   --------------------------
to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                  ARTICLE VII

                               BOOK VALUE SHARES

     Section 7.1. Grant of Book Value Shares.   The Company may grant Book Value
     ----------------------------------------
Shares to Eligible Directors and Eligible Employees (the "BVS Recipient") as provided in this Article VII. Book Value Shares will be deemed granted pursuant to this Article VII only upon vote by the Committee, effective on even date thereon, and shall require the immediate execution and delivery of a Book Value Share Agreement by the BVS Recipient and a duly authorized officer of the Company. Book Value Shares will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of Book Value Shares potentially granted shall not exceed the total number of shares in the Plan Pool, less all other rights to shares outstanding under this Plan.

     Section 7.2  Initial Value.  The initial value of each Book Value Share
     ---------------------------
granted under this Plan (the "Initial Value") shall be the book value of the Common Stock on the day of issuance.

     Section 7.3.  Terms and Conditions of Book Value Shares.
     -------------------------------------------------------

          (a) All Book Value Shares must be granted within ten (10) years of the Effective Date.

          (b) The Committee may make more than one grant of Book Value Shares to a BVS Recipient.

          (c) Each grant of Book Value Shares shall be evidenced by a Book Value Share Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article VII.

          (d) Nothing contained in Article VII, any Book Value Share Agreement or in any other agreement executed in connection with the granting of Book Value Shares under this Article VII will confer upon any BVS Recipient any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

          (e) Except as otherwise provided herein, each Book Value Share Agreement may specify the period or periods of time within which each Book Value Share or portion thereof will first become redeemable (the "Vesting Period") with respect to the total number of Book Value Shares acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

          (f) A BVS Recipient shall have no rights as a shareholder of the Company with respect to any shares of Common Stock represented by the Book Value Shares. An adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Book Value Shares is redeemed, except as provided in Sections 2.3(b).

     Section 7.4.  Redemption of Book Value Shares.
     ----------------------------------------------

          (a) A BVS Recipient must be an Eligible Employee or Eligible Director at all times from the date of grant until the redemption of the Book Value Shares granted, except as provided in Section 7.5(b).

          (b) A Book Value Share may be redeemed to the extent redeemable (i) by giving written notice of redemption to the Company, specifying the number of full Book Value Shares to be redeemed and, if applicable, accompanied by full payment of the amount of the Tax Withholding Liability pursuant to Section 7.4(c) below.

          (c) As a condition to the redemption, in full or in part, of the Book Value Shares, the BVS Recipient will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Tax Withholding Liability required in connection with such exercise.

          (d) Book Value Shares shall be redeemed for the then current book value of the Common Stock, adjusted for the effects of dividends, and the premium or discount resulting from the issuance of additional Common Stock as noted otherwise herein, less the Initial Value per share.

          (e) The monies due shall be payable to the BVS Recipient either in United States dollars, in cash or by check, draft or money order payable to the order of the BVS Recipient.

     Section 7.5. Term and Termination of Book Value Shares.
     -------------------------------------------------------

          (a) The Committee shall determine, and each Book Value Share Agreement shall state, the expiration date or dates of such Book Value Shares, but such expiration date shall be not later than ten (10) years after the date such Book Value Share was granted (the "Book Value Share Period").

          (b) To the extent not previously redeemed, each Book Value Share held by a BVS Recipient will terminate upon the expiration of the Book Value Share Period specified in the Book Value Share Agreement; provided, however, that, subject to the provisions of Section 7.5(a), each such Book Value Share will terminate upon the earlier of: (i) immediately as of the date that the BVS Recipient ceases to be an Eligible Employee or Eligible Director for any reason, other than by reason of Death or Disability, or
     (ii) twelve (12) months after the date that the BVS Recipient ceases to be an Eligible Employee or Eligible Director by reason of Death or Disability. Any portions of Book Value Shares not redeemed within the foregoing periods shall terminate. The Committee may, in its discretion, specify in the agreement other events that will result in the termination of the Book Value Shares.

     Section 7.6  Change in Control Transaction.  All or any part of the Book
     ------------------------------------------
Value Shares theretofore granted under this Article VII shall become immediately redeemable in full and may thereafter be redeemed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of redeemability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Book Value Shares that have not been fully redeemed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Book Value Shares theretofore granted, or the substitution for such Book Value Shares of book value shares of the successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Book Value Shares theretofore granted shall continue in the manner and under the terms so provided.

     Section 7.7  Restrictions on Transfer.  A Book Value Share granted under
     -------------------------------------
Article VII may not be Transferred and during the lifetime of the BVS Recipient and may be exercised only by such BVS Recipient.

     Section 7.8  Evidence of Participation.  In lieu of certificates
     --------------------------------------
representing the Book Value Shares issued pursuant to this Agreement, the Book Value Share Agreement shall serve as evidence of ownership.

     Section 7.9.  Amendment and Discontinuance.  The Board may at any time
     -------------------------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the BVS Recipient, make any alteration which would deprive the BVS Recipient of his rights with respect thereto.


                                 ARTICLE VIII
                                 MISCELLANEOUS

     Section 8.1.  Application of Funds.  The proceeds received by the Company
     -----------   --------------------
from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

     Section 8.2.  No Obligation to Exercise Right.  The granting of a Right
     -----------   -------------------------------
shall impose no obligation upon the recipient to exercise such Right.

     Section 8.3.  Term of Plan.  Except as otherwise specifically provided
     -----------   ------------
herein, Rights may be granted pursuant to this Plan from time to time within ten
(10) years from the Effective Date.

     Section 8.4.  Captions and Headings; Gender and Number.  Captions and
     -----------   ----------------------------------------
paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     Section 8.5.  Expenses of Administration of Plan.  All costs and expenses
     -----------   ----------------------------------
incurred in the operation and administration of this Plan shall be borne by the Company or by one or more Subsidiaries. The Company shall indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee's powers and the discharge of the Committee's duties hereunder.

     Section 8.6.  Governing Law.  Without regard to the principles of conflicts
     -----------   -------------
of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     Section 8.7.  Inspection of Plan.  A copy of this Plan, and any amendments
     -----------   ------------------
thereto, shall be maintained by the Secretary of the Company and shall be shown to any proper person making inquiry about it.

     Section 8.8.  Severable Provisions. The Company intends that the provisions
     -----------   --------------------
of Articles III, IV, V, VI and VII, in each case together with Articles I, II and VIII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.